Goodwill	12 Months Ended
Dec. 31, 2014
Goodwill

Note 8. Goodwill

The changes in the carrying amount of goodwill were as follows:

	Consumer	SMB	Total
Net balance as of January 1, 2013			$81,276
Acquired through acquisitions(1)			3,873
Effects of foreign currency rate changes			(306)

Net balance as of December 31, 2013			$84,843

Segment reallocation(2)	$67,874	$16,969	$84,843
Acquired through acquisitions(1)	149,852	12,925	162,777
Effects of foreign currency rate changes	(823)	(1,429)	(2,251)

Net balance as of December 31, 2014	$216,903	$28,465	$245,369

(1)	See Note 3 for acquisitions completed in financial years 2013 and 2014.
(2)	In January 2014, changes in the way the CODM manages and evaluates our operations resulted in a change in operating segments from one segment to two segments. Upon the change in segments, goodwill was allocated to the operating segments based on their relative fair value.

There were no accumulated goodwill impairment losses as of December 31, 2013 and 2014.